Stockholders' equity	12 Months Ended
Dec. 31, 2010
Stockholders' equity
Stockholders' equity

11. Stockholders' equity

The June 2010 Recapitalization caused changes to the Company's authorized shares of capital stock. The authorized number of shares of preferred stock was reduced from 10.0 million to 1.0 million. The authorized number of shares of Class A common stock was increased from 200.0 million shares to 500.0 million shares. All shares of Class B common were automatically reclassified to shares of Class A common stock. The authorized number of shares of Class B common stock was reduced from 120.0 million to zero.

The Company has not paid any cash dividends on its common stock since inception and is prohibited from paying any cash dividends on its common stock so long as the Term A and Term B notes are outstanding. Commencing in the first quarter of 2011, holders of Preferred Stock are entitled to mandatory, cumulative quarterly dividends at the following annual rates: 14% during 2011 and 16%, (the perpetual rate) during 2012 and all periods thereafter. There was no Preferred Stock dividend entitlement during 2010. At the Company's option, it may pay Preferred Stock dividends in the form of additional shares of Preferred Stock for any dividend period occurring though December 31, 2014. If Preferred Stock dividends are paid only in cash, they would amount to approximately (i) $25.9 million in 2011 and (ii) approximately $29.6 million in 2012 and each year thereafter. The Preferred Stock will also participate with the Common Stock as to any declared dividends on an "as converted" basis.

The Company has estimated that the absence of perpetual rate dividends during 2010 and 2011 resulted in an implicit discount of $17.4 million in the estimated fair value of Preferred Stock upon issuance at June 29, 2010. Such discount is being amortized through December 31, 2011. Amortization is reflected in the accompanying consolidated balance sheets as an increase in accumulated deficit and an increase in redeemable preferred stock. During the year ended December 31, 2010, amortization amounted to $14.0 million. The remaining $3.4 million will be amortized during 2011.

Each share of Preferred Stock will become and remain convertible at the earlier of December 31, 2013, or upon a payment or refinancing of the debt at the option of the holder into a number of shares of Common Stock to be determined by dividing (i) its Original Issue Price plus accrued and unpaid cash dividends with respect to such share of Preferred Stock (ii) by the Preferred Conversion Price. The "Preferred Conversion Price" was $2.5969 as of the closing of the Recapitalization, which price is subject to adjustments for stock splits, combinations, dividends, mergers, recapitalizations and other corporate actions having a similar effect with respect to the Preferred Stock and other adjustments such as the sale of additional shares for a price less than the Preferred Conversion Price.

If the Company generates net proceeds from a refinancing in excess of the aggregate outstanding principal and interest amounts of New Debt (the "Excess Refinancing Proceeds"), the holders of Preferred Stock may elect to apply such Excess Refinancing Proceeds to redeem (to the extent of funds legally available for such redemption) at the Redemption Price a number of the outstanding shares of Preferred Stock. The "Redemption Price" means a price per share equal to the Original Issue Price, plus an amount equal to any accrued but unpaid cash dividends with respect to such share, together with any other dividends declared but unpaid. If the Company receives any such requests, it must redeem on the twentieth day after delivery of the Excess Proceeds Notice, the number of outstanding shares of Preferred Stock set forth in all such notices received by the Company within fifteen days after delivery of the Excess Proceeds Notice. If the Excess Refinancing Proceeds are not sufficient to redeem all shares of Preferred Stock to be redeemed, the Company will redeem a pro rata portion of redeemable shares based on the holders' respective redemption requests.

The Company may redeem the Preferred Stock at any time, upon 10-days written notice, at the Redemption Price.

The Preferred Stock will vote together with the Common Stock as a single class, with the Preferred Stock voting on an "as converted" basis. Holders, as a separate class, are also required to approve certain specified actions that could negatively impact the holders of the Preferred Stock.

In the event of any liquidation or winding up of the Company, the holders of the Preferred Stock will be entitled to receive, in preference to the holders of the Common Stock, an amount equal to the greater of (x) the Original Issue Price per share plus accrued but unpaid cash dividends thereon, or (y) that amount that would be received by such holders on an "as converted" basis had all Preferred Stock been converted into Common Stock immediately prior to such liquidation or winding up. A consolidation, merger or other form of acquisition of the Company or a sale of all or substantially all of its assets will be deemed to be a liquidation or winding up for purposes of the liquidation preference. The redeemable Preferred Stock has a liquidation preference of $185.0 million.

The following table summarizes the issuance and transactions related to the redeemable Preferred Stock in 2010:

(In thousands)	Redeemable preferred stock shares	Redeemable preferred stock

Balance, December 31, 2009	—	$ —
Issuance of redeemable preferred stock	185	185,000
Imputed preferred stock dividends from amortization of discount on preferred stock	—	13,934

Balance, December 31, 2010	185	$198,934